UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 19, 2019
(Date of earliest event reported)

Kona Grill, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

(480) 922-8100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	KONAQ	OTC

Item 1.01.       Entry into a Material Definitive Agreement.

As previously disclosed, on April 30, 2019, the Company and eight of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). These cases (the “Chapter 11 Cases”) are being jointly administered before the Bankruptcy Court under the caption “In re Kona Grill, Inc., et al.,” Case No. 19-10953.

On August 30, 2019, the Debtors entered into a “stalking horse” Asset Purchase Agreement (the “KGA Asset Purchase Agreement”) with Kona Grill Acquisition, LLC (the “KGA”) pursuant to which KGA agreed to purchase substantially all of the assets of the Company (such assets, the “Purchased Assets,” and such transaction, the “Asset Sale”).  The Debtors entered the KGA Asset Purchase Agreement following the termination of an asset purchase agreement previously entered into with a different purchaser, as described in Item 1.02 of this Form 8-K.

The Purchased Assets include but are not limited to, all rights of the Debtors under the executory contracts and unexpired leases specified in the KGA Asset Purchase Agreement (collectively, the “Assigned Contracts”). Under the KGA Asset Purchase Agreement, the Purchaser would acquire the Purchased Assets for a purchase price of $25,000,000 (the “Purchase Price”), plus the assumption of assumed liabilities in the approximate aggregate amount of $10,800,000, which include: (a) cure claims of executory contracts and unexpired leases, (b) post-petition accounts payable, (c) unpaid payroll that comes due and payable after the closing (even if it relates to the pre-closing period), (d) accrued but unused paid time off for restaurant employees, (e) accrued taxes, (f) customer program liabilities (i.e., gift cards and “Konavore” program), (g) liabilities related to environmental laws arising after the closing date, and (h) transfer taxes. To the extent that any Assigned Contract requires the payment of Cure Costs (as defined in the KGA Asset Purchase Agreement) in order to be assumed pursuant to section 365 of the Bankruptcy Code, whether determined prior to or after the Closing, the Purchaser shall be responsible for paying Cure Costs related to Assigned Contracts that are real property leases or that are personal property leases.

In connection with the initial sale process, the Debtors’ assets were subject to the Debtors’ solicitation of higher and better offers pursuant to bidding procedures and an auction process conducted under the supervision of the Bankruptcy Court in accordance with Section 363 of the Bankruptcy Code. However, no other bidders submitted competing offers during the Bankruptcy Court approved marketing and sale process. As a result, after the initial sale failed to close, the Debtors entered into the KGA Asset Purchase Agreement, which was conducted as a private sale. The KGA Asset Purchase Agreement was filed with the Bankruptcy Court on August 30, 2019 along with a motion seeking an Order (A) Authorizing the Sale of Substantially All of the Debtors’ Assets Pursuant to Asset Purchase Agreement(s) Free and Clear of Liens, Claims and Encumbrances, and Other Interests; (B) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases Related Thereto; and (C) Granting Related Relief (the “Sale Order”). On September 24, 2019, the Bankruptcy Court entered the Sale Order, thereby approving the Asset Sale on the terms and conditions of the Asset Purchase Agreement. On October 4, 2019, the Debtors and KGA closed the sale under the KGA Asset Purchase Agreement.

The foregoing description of the KGA Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and are qualified in their entirety by reference to the KGA Asset Purchase Agreement attached hereto as Exhibit 10.1 to this Form 8-K.

Item 1.02.       Termination of a Material Definitive Agreement.

Also as previously disclosed, on May 14, 2019, the Debtors entered into a “stalking horse” Asset Purchase Agreement with Williston Holding Company, Inc. under which the purchaser had agreed to purchase substantially all of the assets of the Company.  On August 1, 2019, the Debtors terminated this asset purchase agreement by reason of the purchaser’s inability, due to lack of financing, to close on or before the deadline for closing set forth in the agreement.

Item 2.01.       Completion of Acquisition or Disposition of Assets.

On October 4, 2019, the Asset Sale described in Item 1.01 was consummated, and the Debtors sold substantially all of their assets to KGA, substantially on the terms and conditions set forth in the KGA Asset Purchase Agreement.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in 2012, Kona Grill, Inc. (the “Company”) adopted an Amended and Restated 2012 Stock Option Plan (the “Plan”), the purpose of which was to assist the Company and its related entities in attracting, motivating, retaining, and rewarding high-quality employees, officers, directors and consultants by enabling such persons to acquire or increase a proprietary interest in the Company. On July 19, 2019, the Board of Directors determined that, in light of the Company’s financial condition, the existence of other executive incentives, and the anticipated sale of the Company, the Plan and the awards available for grant thereunder have ceased to be effective, necessary or appropriate. Accordingly, exercising its authority to do so pursuant to the Plan, the Board terminated the Plan effective July 19, 2019, without impact upon any award heretofore granted thereunder.

Item 7.01.       Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at https://dm.epiq11.com/case/konagrill/info.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.       Other Events.

As a result of the Asset Sale, the Debtors have sold substantially all of their assets. Accordingly, the Debtors have ceased ordinary business operations. After ceasing business operations, the Debtors expect to engage only in the liquidation of their remaining assets, and the winding up of their affairs, and, where feasible, dissolution under applicable state law.

No portion of the proceeds of the Asset Sale will be distributed to holders of its common Stock. Instead, all such proceeds are expected to be applied in their entirety to the costs associated with administering the Chapter 11 Cases and reducing the amount outstanding of the Company’s senior secured indebtedness under the Second Amended and Restated Credit Agreement dated March 9, 2018, as amended, among the Company, the lenders from time to time party thereto, and KeyBank National Association, as administrative agent, which was rolled into the Company’s financing facility (the “DIP Financing Facility”) that was approved by the Bankruptcy Court.

Furthermore, the Company does not expect to be able to distribute to holders of its common stock portion of the proceeds of the liquidation of any of its remaining assets, which are insufficient in value to permit any such distribution to stockholders after first being applied toward the reduction of the Company’s DIP Financing Facility and administrative expenses of the Chapter 11 Cases.

Having ceased ordinary business operations without assets likely to be sufficient in value to make any distribution to holders of the Company’s shares of common stock, the Company advises its stockholder that the trading prices, if any, for such shares may bear little or no relationship to any future distributions and that such shares may not have any value. Trading in shares of the Company’s common stock poses high risks and the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement date August 30, 2019 between the registrant and Kona Grill Acquisition, LLC

Cautionary Note Regarding Forward-Looking Statements

Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations and the outcome of the Chapter 11 Cases. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kona Grill, Inc.

Date: October 15, 2019	By: /s/ Christopher Wells
Christopher Wells
Chief Restructuring Officer